SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______

                                    Form 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    October 12, 2004



                                   Coach, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                          1-16153                   52-2242751
---------------               -----------------------      -------------------
  (State of                   (Commission File Number)       (IRS Employer
 Incorporation)                                            Identification No.)


     516 West 34th Street, New York, NY                         10001
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)



                                 (212) 594-1850
                              --------------------
              (Registrant's telephone number, including area code)


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Item 8.01. Other Events.
           -------------


Effective as of October 12, 2004, the Board of Directors of Coach, Inc. ("Coach") adopted resolutions directing Coach to take appropriate actions to amend and restate the Rights Agreement dated as of May 3, 2001 between Coach and Mellon Investor Services L.L.C. (the "Rights Agreement") to: (a) eliminate all requirements in the Rights Agreement that actions, approvals and determinations to be taken or made by Coach's Board of Directors be taken or made by a majority of the members of the Board of Directors who are not "Future Directors," and (b) make certain clarifying changes. The deletion of all references to "Future Directors" eliminates from the Rights Agreement what are commonly referred to as "slow hand" provisions.


Item 9.01.        Exhibits.
                  ---------
                  None

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2004



                                   COACH, INC.

                                   By:   /s/ Carole P. Sadler
                                   --------------------------------------------
                                         Carole P. Sadler
                                         Senior Vice President, General Counsel
                                         and Secretary

                                  EXHIBIT INDEX

None